                                                                 EXHIBIT 99.B11


                         REPORT OF INDEPENDENT AUDITORS



The Board of Trustees and Shareholders
Kemper Cash Reserves Fund


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Cash Reserves Fund, a series of Kemper Portfolios, as of September 30, 1995, the related statements of operations for the two months then ended and the year ended July 31, 1995, and changes in net assets for the two months ended September 30, 1995 and each of the two years in the period ended July 31, 1995, and the financial highlights for each of the fiscal periods since 1986. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Cash Reserves Fund at September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                              /S/ ERNST & YOUNG LLP
                                              ERNST & YOUNG LLP



Chicago, Illinois
November 14, 1995

                                                           EXHIBIT 99.B11

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our report on the Kemper Cash Reserves Fund dated November 14, 1995 in the Registration Statement (Form N-1A) of the Kemper Portfolios, and its incorporation by reference in the related prospectus of Kemper Fixed Income Funds, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 25 to the Registration Statement under the Securities Act of 1933 (File No. 2-76806) and in this Amendment No. 27 to the Registration Statement under the Investment Company Act of 1940 (File No. 811-3440).




                                          /S/ ERNST & YOUNG LLP
                                          ERNST & YOUNG LLP





Chicago, Illinois
November 28, 1995

                                                            EXHIBIT 99.B11

                         REPORT OF INDEPENDENT AUDITORS



The Board of Trustees and Shareholders
Kemper U.S. Mortgage Fund


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Kemper U.S. Mortgage Fund, a series of Kemper Portfolios, as of September 30, 1995, and the related statements of operations for the two months then ended and the year ended July 31, 1995, and changes in net assets for the two months ended September 30, 1995 and each of the two years in the period ended July 31, 1995, and the financial highlights for each of the fiscal periods since 1986. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper U.S. Mortgage Fund at September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.



                                               /S/ ERNST & YOUNG LLP
                                               ERNST & YOUNG LLP



Chicago, Illinois
November 14, 1995

                                                         EXHIBIT 99.B11

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our report on the Kemper U.S. Mortgage Fund dated November 14, 1995 in the Registration Statement (Form N-1A) of Kemper Portfolios, and its incorporation by reference in the related prospectus of Kemper Fixed Income Funds, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 25 to the Registration Statement under the Securities Act of 1933 (File No. 2-76806) and in this Amendment No. 27 to the Registration Statement under the Investment Company Act of 1940 (File No. 811-3440).


                                             /S/ ERNST & YOUNG LLP
                                             ERNST & YOUNG LLP




Chicago, Illinois
November 28, 1995

                                                                  EXHIBIT 99.B11

                         REPORT OF INDEPENDENT AUDITORS



The Board of Trustees and Shareholders
Kemper Short-Intermediate Government Fund


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Short-Intermediate Government Fund, a series of Kemper Portfolios, as of September 30, 1995, and the related statements of operations for the two months then ended and the year ended July 31, 1995, and changes in net assets for the two months ended September 30, 1995 and each of the two years in the period ended July 31, 1995, and the financial highlights for each of the fiscal periods since 1989. These financial statements financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995 by correspondence with the custodian.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Short-Intermediate Government Fund at September 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.




                                               /S/ ERNST & YOUNG LLP
                                               ERNST & YOUNG LLP



Chicago, Illinois
November 28, 1995

                                                                  EXHIBIT 99.B11

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our report on the Kemper Short-Intermediate Government Fund dated November 14, 1995 in the Registration Statement (Form N-1A) of Kemper Portfolios, and its incorporation by reference in the related prospectus of Kemper Fixed Income Funds, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 25 to the Registration Statement under the Securities Act of 1933 (File No. 2-76806) and in this Amendment No. 27 to the Registration Statement under the Investment Company Act of 1940 (File No. 811-3440).



                                            /S/ ERNST & YOUNG LLP
                                            ERNST & YOUNG LLP





Chicago, Illinois
November 28, 1995